UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

RACKSPACE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Fanatical Place
City of Windcrest
San Antonio, Texas		78218
(Address of principal executive offices)		(Zip Code)
(210) 312-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

a.On May 12, 2021, Rackspace Technology, Inc. (the “Company”) held its annual meeting of stockholders (“Annual Meeting”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2021.

b.Proposal 1. To elect Susan Arthur, Jeffrey Benjamin and Aaron Sobel to the Board of Directors of the Company as Class I Directors, in each case, for a term of three years expiring at the annual meeting of stockholders to be held in 2024. The Company’s stockholders duly elected Susan Arthur, Jeffrey Benjamin and Aaron Sobel, by at least a plurality of the votes cast, to serve as Class I Directors until the 2024 annual meeting of stockholder and until his or her successor is duly elected and qualified. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Susan Arthur	149,233,879	6,259,956	7,011,897
Jeffrey Benjamin	148,701,216	6,792,619	7,011,897
Aaron Sobel	138,141,024	17,352,811	7,011,897

c.Proposal 2. To conduct an advisory vote to approve the compensation of the Company’s named executive officers. The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers (a “say-on-pay vote”). The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
153,193,764	2,241,306	58,765	7,011,897

d.Proposal 3. To conduct an advisory vote on the frequency of future say-on-pay votes. The Company’s stockholders voted, on a non-binding, advisory basis, to hold a say-on-pay vote every year. The results of the voting were as follows:

1 Year	2 Years	3 Years	Abstain
155,187,379	229,584	47,892	28,980

e.Proposal 4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
161,740,669	737,770	27,293

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

Date:	May 18, 2021	By:	/s/ Holly B. Windham
Holly B. Windham
Executive Vice President, Chief Legal and People Officer and Corporate Secretary